UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 4, 2002

                        HORACE MANN EDUCATORS CORPORATION

             (Exact name of registrant as specified in its charter)



        Delaware                     1-10890                     37-0911756
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


              1 Horace Mann Plaza, Springfield, Illinois 62715-0001
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 217-789-2500


     Forward-looking Information

     Statements made in the following discussion or the exhibits annexed to this Form 8-K that state Horace Mann Educators Corporation's (the "Company") or management's intentions, hopes, beliefs, expectations or predictions of the future or the Company's future financial performance are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements due to known and unknown risks, uncertainties and other factors that may cause the Company's or its industry's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. These statements are only predictions and there is no assurance that such expectations will prove to be correct.

     Item 5: Other Events

     On November 4, 2002, the Company issued a press release announcing the effectiveness of its Shelf Registration Statement on Form S-3 (Registration No. 333-98043) originally filed with the Securities and Exchange Commission on August 13, 2002, and amended on September 17, 2002 and October 11, 2002. The Shelf Registration Statement registers the resale of the Company's Senior Convertible Notes due May 14, 2032 by the securityholders listed in the prospectus contained in the registration statement and the common shares issuable upon conversion of the Senior Convertible Notes. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

     Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     Exhibit No.      Description

     99.1 Press release dated November 4,2002 announcing the effectiveness of Horace Mann Educators Corporation's Shelf Registration Statement on Form S-3 (Registration No. 333-98043) originally filed with the Securities and Exchange Commission on August 13, 2002, and amended on September 17, 2002 and October 11, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HORACE MANN EDUCATORS CORPORATION





Date: November 4, 2002                 By: /s/ Peter H. Heckman
                                          --------------------------------------
                                          Peter H. Heckman
                                          Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit No.      Description
     -----------      -----------

     99.1 Press release dated November 4, 2002 announcing the effectiveness of Horace Mann Educators Corporation's Shelf Registration Statement on Form S-3 (Registration No. 333-98043) originally filed with the Securities and Exchange Commission on August 13, 2002, and amended on September 17, 2002 and October 11, 2002.

                                                                    Exhibit 99.1


     HORACE MANN EDUCATORS CORPORATION ANNOUNCES EFFECTIVENESS OF FORM S-3 REGISTERING THE RESALE OF OUTSTANDING SENIOR CONVERTIBLE NOTES

     SPRINGFIELD, Ill., - November 4, 2002 - Horace Mann Educators Corporation (NYSE: HMN) announced today that its Shelf Registration Statement on Form S-3 (File No. 333-98043), which was originally filed on August 13, 2002, and amended on September 17, 2002 and October 11, 2002, has been declared effective by the Securities and Exchange Commission. The Form S-3 registers the resale of Horace Mann's Senior Convertible Notes due May 14, 2032 by the securityholders listed in the prospectus contained in the registration statement and the common shares issuable upon conversion of the notes. The notes are convertible into shares of the common stock of Horace Mann Educators Corporation upon the occurrence of certain conditions at a conversion rate of 17.763 shares of the common stock per note, which is equal to a conversion price of $26.74 per share of the common stock. Copies of the prospectus may be obtained by contacting Horace Mann Educators Corporation, 1 Horace Mann Plaza, Springfield, Illinois 62715-0001,
Attention: General Counsel.

     The Company's filings with the SEC can be viewed on Horace Mann's website, www.horacemann.com, on the Investor Relations page, by clicking on the menu item "SEC Filings."

     Founded in 1945 and headquartered in Springfield, Ill., Horace Mann sells retirement annuities and automobile, homeowner and life insurance to the nation's educators and their families.